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Merrill Lynch Investment Managers


www.mlim.ml.com


Annual Report
June 30, 2002



Mercury
Total Return
Bond Fund





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Mercury Total Return Bond Fund of
Mercury Funds II
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




PROXY RESULTS

During the six-month period ended June 30, 2002, Mercury Total Return Bond Fund's shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:

                                                    Shares Voted    Shares Withheld
                                                        For           From Voting
1. To elect the Fund's
Board of Trustees:         Terry K. Glenn             8,559,065         31,944
                           James H. Bodurtha          8,560,061         30,948
                           Joe Grills                 8,560,061         30,948
                           Herbert I. London          8,560,061         30,948
                           Andre F. Perold            8,558,001         33,008
                           Roberta Cooper Ramo        8,560,061         30,948
                           Robert S. Salomon, Jr.     8,560,061         30,948
                           Melvin R. Seiden           8,558,421         32,588
                           Stephen B. Swensrud        8,553,345         37,664


During the six-month period ended June 30, 2002, Fund Asset
Management Master Trust's shareholders voted on the following proposal. A proposal was approved at a shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:


                                                    Shares Voted   Shares Withheld
                                                        For          From Voting
1. To elect the Master Trust's Board of Trustees:
Terry K. Glenn, James H. Bodurtha, Joe Grills,
Herbert I. London, Andre F. Perold,
Roberta Cooper Ramo, Robert S. Salomon, Jr.,
Melvin R. Seiden and Stephen B. Swensrud             32,663,096        396,947



June 30, 2002
Mercury Total Return Bond Fund



DEAR SHAREHOLDER

Investment Environment
We are pleased to present to you this annual report of Mercury Total Return Bond Fund for the fiscal year ended June 30, 2002. At the end of June 2002, it was evident that the U.S. economy took a back seat to a series of events and world issues. The threat of further terrorism in the United States, a potential nuclear conflict between Pakistan and India, accounting transparency, the lack of corporate governance, Securities and Exchange Commission inquiries and the fallout from the Enron Corporation scandal are some of the major issues that overshadowed the economy. During the last week of the period, moreover, WorldCom, Inc. announced a $3.8 billion restatement of financial results, whereby the company was booking certain expenses as capital expenditures and amortizing them over a number of years instead of expensing them as they occurred. This revelation continued to send shock waves through the financial community and will probably result in further government regulation and oversight committees for Corporate America.

Given all of these uncertainties it appears that the U.S. equity markets are suffering the most with the Dow Jones Industrial Average, Standard & Poor's 500 Index and NASDAQ Composite Index down approximately 10%, 18% and 32%, respectively, for the 12-month period ended June 30, 2002. In this environment, the fixed income markets along with gold prices have been the main beneficiaries as the broad fixed income indexes posted gains of 8.5%, while gold prices have advanced more than 18% for the same 12-month period. During the 12-month period ended June 30, 2002, the U.S. economy appeared to grow in excess of 2% after a surprisingly weak first-half year. The U.S. economy proved remarkably resilient after the events of September 11, 2001. The United States technically avoided a recession but corporate profitability has de-coupled from the real economy as profits continue to be pressured while economic growth appears to show solid gains. Gross domestic product (GDP) growth in the first quarter of 2002 was recently revised to 6.1%, and based on economic releases during the second quarter, growth should moderate to 2.5% - 3% for the second quarter. The restocking of inventories should add less to growth in the second quarter than in the first quarter but consumers continue to do more than their part to add to growth. The U.S. consumer has proven remarkably resilient during the last 12 months, as personal consumption, which comprises the majority of gross domestic product, should exceed 3% for the first two quarters of 2002. This is an impressive figure given the rise in unemployment and the reduction of wealth that has occurred in the equity markets. One reason consumer spending has remained so strong lies in the housing market, which has defied gravity and continued to show impressive gains during the period. Housing starts, new home sales and the mortgage refinancing index have all continued to grow at above-average levels. In addition, more recently the Mortgage Bankers Association index of new applications hit an all-time high, suggesting that the housing sector should continue to add to growth.


June 30, 2002
Mercury Total Return Bond Fund


The manufacturing sector also appears to be on a solid recovery path as the index of the Institute for Supply Management (ISM) released for June 2002 came in at 56.2 and the service sector of the ISM index came in at 60.1 as of May 31, 2002. As long as these indicators stay above 50, they should continue to add growth. Durable goods orders rose in excess of 1%, further suggesting that an economic recovery is well underway. Non-defense capital goods new orders have also been improving, rising 10% for the nine months ended May 31, 2002. This increase suggests that perhaps the much-needed increase in capital expenditures is just around the corner. However, it appears that business leaders are more pessimistic than economists and investors, which could prove problematic for any major resumption of business spending. We agree with Federal Reserve Board Chairman Alan Greenspan's recent view on this topic when he stated, "This dichotomy is going to be resolved more in terms of the business community coming closer to the economists."

The most recent decline of the U.S. dollar has some serious implications for U.S. financial assets. The U.S. economy has been running a current account deficit in excess of 4% of GDP. History suggests that this cannot be sustained, and there needs to be some adjustment once we cross this 4% threshold for an extended period. More importantly, once investors believe that the return on capital in the United States may not be as competitive with alternatives found around the world, then the U.S. dollar (and financial assets) may suffer as a consequence. We simply view the most recent U.S. dollar weakness as a necessary decline and adjustment to reflect a more even balance of return on investment from the lofty expectations investors had for U.S. financial assets during the late 1990s.

Fiscal Year in Review
For the 12-month period ended June 30, 2002, the Fund's Class I, Class A, Class B and Class C Shares had total returns of +8.78%, +8.60%, +8.31% and +8.29%, respectively. The Fund performed in line with its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, which had a total return of +8.63% for the same 12-month period. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.)

During the 12-month period ended June 30, 2002, we positioned the Portfolio to benefit from a cyclical economic recovery. We remained overweighted in the corporate market and shifted from an underweighted to an overweighted position in the mortgage market, maintaining a portfolio duration that was slightly shorter than the Fund's benchmark. During the second half of 2001, we positioned the Portfolio underweighted to the mortgage market and overweighted to the corporate sector. We thought that spreads in the corporate market justified our overweight to the sector, while uncertainty and increased volatility justified our underweight to the mortgage sector. As we moved through the first half of 2002, we shifted our 6% underweight in the mortgage sector to a 3% overweight. We believed that the mortgage sector represented value given our view that nominal spreads and option adjusted spreads were wide, and that volatility would trend lower. In addition, we believed that the steep yield curve would continue to benefit this sector. This allocation proved to be beneficial to portfolio returns as the mortgage sector outperformed U.S. Treasury securities by more than 150 basis points (1.50%) in the first half of 2002. More recently, we reduced our exposure in the corporate sector from an 8% overweight to a 6% overweight position and further increased our allocation to the mortgage sector from a 6% overweight to an 8% overweight position. We also reduced certain subsections within the corporate market including banking, consumer goods and non-corporate credit. We believe that these sectors are trading expensive relative to alternatives. Within the corporate market, we are overweighted in the auto and electric utilities sectors, with a slight overweight to the banking sector.


June 30, 2002
Mercury Total Return Bond Fund


In this difficult investment environment, we recently increased the Portfolio's duration and brought it even to that of our benchmark. At June 30, 2002, the overall portfolio duration was 4.44 years. We also hedged some of our spread exposure by entering into a spreadlock trade that will benefit the Portfolio if swap spreads widen. Moreover, in an effort to continue to exploit as many available options as available to us, we have recently purchased dollar-denominated Brazilian debt that trades at 970 basis points over U.S. Treasury securities. We believe that this investment offers strong fundamentals and relative value that may benefit the Fund going forward.

In Conclusion
We appreciate your continued support of Mercury Total Return Bond
Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Trustee


(Patrick Maldari)
Patrick Maldari
Portfolio Manager


(James J. Pagano)
James J. Pagano
Portfolio Manager

August 8, 2002



We are pleased to announce that Patrick Maldari has been named Portfolio Manager of Mercury Total Return Bond Fund and is responsible for the day-to-day operations of the Fund along with James J. Pagano. Mr. Maldari has been employed by Merrill Lynch Investment Managers, L.P. since 1984. He has been Senior Portfolio Manager since 2001. Mr. Maldari is also head of a team of investment professionals managing high-quality investment-grade portfolios. He also has broad experience managing institutional fixed income portfolios. Mr. Maldari is a CFA R charterholder.



June 30, 2002
Mercury Total Return Bond Fund



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

* CLASS I SHARES incur a maximum initial sales charge of 4.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

* CLASS A SHARES incur a maximum initial sales charge of 4.25% and an account maintenance fee of 0.25% (but no distribution fee).

* CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years.

* CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio's investment adviser pays annual operating expenses of the Fund's Class I, Class A, Class B and Class C Shares in excess of 0.65%, 0.90%, 1.65% and 1.65%, respectively, of the average net assets of each class. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



June 30, 2002
Mercury Total Return Bond Fund



FUND PERFORMANCE DATA (CONTINUED)

RECENT PERFORMANCE RESULTS*
                          6-Month        12-Month     Since Inception   Standardized
As of June 30, 2002     Total Return   Total Return     Total Return    30-Day Yield
Class I                     +3.36%         +8.78%          +81.44%           4.52%
Class A                     +3.24          +8.60           +20.05            4.29
Class B                     +3.24          +8.31           +13.81            4.49
Class C                     +3.17          +8.29           +12.72            4.57
Lehman Brothers Aggregate
Bond Index**                +3.79          +8.63    +82.32/+26.34/+16.52      --


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the payable date. The Fund's Class I Shares commenced operations on 12/06/94; ClassAShares on 6/02/99; and Class B and Class C Shares on 10/06/00. **This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Since inception total returns are from 12/31/94, 6/30/99 and 10/31/00, respectively.


June 30, 2002
Mercury Total Return Bond Fund


FUND PERFORMANCE DATA (continued)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury Total Return Bond Fund, Inc.++--Class I Shares* compared to a similar investment in the Lehman Brothers Aggregate Bond
Index++++. Values illustrated are as follows:

Mercury Total Return Bond Fund, Inc.++--
Class I Shares*

12/06/1994            $ 9,575
June 1995             $10,713
June 1996             $11,465
June 1997             $12,668
June 1998             $14,065
June 1999             $14,388
June 2000             $14,762
June 2001             $15,970
June 2002             $17,373


Lehman Brothers Aggregate Bond Index++++

12/30/1994            $10,000
June 1995             $11,144
June 1996             $11,703
June 1997             $12,657
June 1998             $13,991
June 1999             $14,431
June 2000             $15,090
June 2001             $16,784
June 2002             $18,232


A line graph illustrating the growth of a $10,000 investment in Mercury Total Return Bond Fund, Inc.++--Class A Shares* compared to a similar investment in the Lehman Brothers Aggregate Bond
Index++++. Values illustrated are as follows:


Mercury Total Return Bond Fund, Inc.++--
Class A Shares*

06/02/1999            $ 9,575
June 1999             $ 9,597
June 2000             $ 9,823
June 2001             $10,585
June 2002             $11,495


Lehman Brothers Aggregate Bond Index++++

06/30/1999            $10,000
June 2000             $10,456
June 2001             $11,630
June 2002             $12,634



A line graph illustrating the growth of a $10,000 investment in Mercury Total Return Bond Fund, Inc.++--Class B and Class C Shares* compared to a similar investment in the Lehman Brothers Aggregate
Bond Index++++. Values illustrated are as follows:


Mercury Total Return Bond Fund, Inc.++--Class B Shares*

10/06/2000            $10,000
June 2001             $10,108
June 2002             $10,981


Mercury Total Return Bond Fund, Inc.++--Class C Shares*

10/06/2000            $10,000
June 2001             $10,311
June 2002             $11,272


Lehman Brothers Aggregate Bond Index++++

10/31/2000            $10,000
June 2001             $10,726
June 2002             $11,652


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Total Return Bond Master Portfolio of Fund Asset Management Master Trust. The Portfolio invests in a diversified portfolio of bonds of different maturities, including U.S. Government securities, corporate bonds, asset-backed securities and mortgage-backed securities.
++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. The starting dates for the Index in each of the graphs is from 12/31/94 in the Class I Shares' graph, from 6/30/99 in the Class A Shares' graph and from 10/31/00 in the Class B and Class C Shares' graph.

Past performance is not indicative of future results.



June 30, 2002
Mercury Total Return Bond Fund


FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return          % Return
                                      Without Sales       With Sales
Class I Shares*                           Charge           Charge**

One Year Ended
6/30/02                                    +8.78%         +4.16%
Five Years Ended
6/30/02                                    +6.52          +5.60
Inception (12/06/94)
through 6/30/02                            +8.19          +7.57


*Maximum sales charge is 4.25%.
**Assuming maximum sales charge.


                                         % Return          % Return
                                      Without Sales       With Sales
Class A Shares*                           Charge           Charge**

One Year Ended
6/30/02                                    +8.60%         +3.98%
Inception (6/02/99)
through 6/30/02                            +6.11          +4.63

*Maximum sales charge is 4.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC            CDSC**

One Year Ended
6/30/02                                    +8.31%         +4.31%
Inception (10/06/00)
through 6/30/02                            +7.75          +5.55

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return          % Return
                                         Without             With
Class C Shares*                            CDSC             CDSC**

One Year Ended
6/30/02                                    +8.29%         +7.29%
Inception (10/06/00)
through 6/30/02                            +7.15          +7.15

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



June 30, 2002
Mercury Total Return Bond Fund


STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2002
MERCURY TOTAL RETURN BOND FUND
Assets:
Investment in Total Return Bond Master Portfolio, at value
(identified cost--$121,245,671)                                                            $  122,452,750
Receivable from administrator                                                                     191,731
Prepaid registration fees and other assets                                                         37,555
                                                                                           --------------
Total assets                                                                                  122,682,036
                                                                                           --------------

Liabilities:
Payables:
 Dividends to shareholders                                                $      182,318
 Distributor                                                                      11,474          193,792
                                                                          --------------   --------------
Accrued expenses                                                                                  279,318
                                                                                           --------------
Total liabilities                                                                                 473,110
                                                                                           --------------

Net Assets:
Net assets                                                                                 $  122,208,926
                                                                                           ==============

Net Assets Consist of:
Paid-in capital                                                                            $  125,174,497
Accumulated investment loss--net                                          $     (13,609)
Accumulated realized capital losses on investments
from the Portfolio--net                                                      (4,159,041)
Unrealized appreciation on investments from the
Portfolio--net                                                                 1,207,079
                                                                          --------------
Total accumulated losses--net                                                                 (2,965,571)
                                                                                           --------------
Net assets                                                                                 $  122,208,926
                                                                                           ==============

Net Asset Value:
Class I--Based on net assets of $63,268,151 and 4,919,053 shares
outstanding++                                                                              $        12.86
                                                                                           ==============
Class A--Based on net assets of $58,546,601 and 4,556,528 shares
outstanding++                                                                              $        12.85
                                                                                           ==============
Class B--Based on net assets of $387,751 and 30,281 shares
outstanding++                                                                              $        12.81
                                                                                           ==============
Class C--Based on net assets of $6,423 and 509 shares
outstanding++                                                                              $        12.62
                                                                                           ==============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.


June 30, 2002
Mercury Total Return Bond Fund


STATEMENT OF OPERATIONS
For the Year Ended June 30, 2002
MERCURY TOTAL RETURN BOND FUND
Investment Income from the Portfolio--Net:
Interest                                                                                   $    8,423,679
Dividends                                                                                          75,857
Expenses                                                                                        (668,438)
                                                                                           --------------
Net investment income from the Portfolio                                                        7,831,098
                                                                                           --------------

Expenses:
Administration fees                                                       $      350,749
Transfer agent fees--Class I                                                     170,293
Account maintenance fees--Class A                                                157,810
Transfer agent fees--Class A                                                     139,900
Printing and shareholder reports                                                  79,294
Registration fees                                                                 53,310
Professional fees                                                                 35,494
Account maintenance and distribution fees--Class B                                 1,437
Transfer agent fees--Class B                                                         620
Account maintenance and distribution fees--Class C                                    13
Transfer agent fees--Class C                                                          12
Other                                                                              8,164
                                                                          --------------
Total expenses before reimbursement                                              997,096
Reimbursement of expenses                                                      (594,334)
                                                                          --------------
Total expenses after reimbursement                                                                402,762
                                                                                           --------------
Investment income--net                                                                          7,428,336
                                                                                           --------------

Realized & Unrealized Gain from the
Portfolio--Net:
Realized gain on investments from the Portfolio--net                                            2,717,781
Change in unrealized appreciation/depreciation on
investments from the Portfolio--net                                                             1,877,320
                                                                                           --------------
Total realized and unrealized gain on investments from
the Portfolio--net                                                                              4,595,101
                                                                                           --------------
Net Increase in Net Assets Resulting from Operations                                       $   12,023,437
                                                                                           ==============

See Notes to Financial Statements.


June 30, 2002
Mercury Total Return Bond Fund


STATEMENTS OF CHANGES
IN NET ASSETS
MERCURY TOTAL RETURN BOND FUND
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Assets:                                              2002          2001++
Operations:
Investment income--net                                                    $    7,428,336   $   10,123,089
Realized gain on investments and from the Portfolio--net                       2,717,781        1,526,730
Change in unrealized appreciation/depreciation on
investments from the Portfolio--net                                            1,877,320          522,463
                                                                          --------------   --------------
Net increase in net assets resulting from operations                          12,023,437       12,172,282
                                                                          --------------   --------------

Dividends to Shareholders:
Investment income--net:
 Class I                                                                     (4,215,669)      (6,633,259)
 Class A                                                                     (3,270,761)      (3,591,934)
 Class B                                                                        (13,424)          (3,295)
 Class C                                                                           (262)              (1)
                                                                          --------------   --------------
Net decrease in net assets resulting from dividends
to shareholders                                                              (7,500,116)     (10,228,489)
                                                                          --------------   --------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
share transactions                                                          (36,217,055)        7,647,697
                                                                          --------------   --------------

Net Assets:
Total increase (decrease) in net assets                                     (31,693,734)        9,591,490
Beginning of year                                                            153,902,660      144,311,170
                                                                          --------------   --------------
End of year*                                                              $  122,208,926   $  153,902,660
                                                                          ==============   ==============

*Undistributed (accumulated) investment income
(loss)--net                                                               $     (13,609)   $       55,633
                                                                          ==============   ==============


++On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


June 30, 2002
Mercury Total Return Bond Fund


FINANCIAL HIGHLIGHTS
MERCURY TOTAL RETURN BOND FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                 Class I++
Increase (Decrease) in                                                  For the Year Ended June 30,
Net Asset Value:                                      2002         2001+++          2000           1999           1998
Per Share Operating Performance:
Net asset value, beginning of year                  $  12.48       $  12.33       $  12.85       $  13.46      $  13.04
                                                    --------       --------       --------       --------      --------
Investment income--net                                 .68**            .83            .86            .81           .89
Realized and unrealized gain (loss) on
investments and from the Portfolio--net                  .40            .15          (.54)          (.49)           .50
                                                    --------       --------       --------       --------      --------
Total from investment operations                        1.08            .98            .32            .32          1.39
                                                    --------       --------       --------       --------      --------
Less dividends and distributions:
 Investment income--net                                (.70)          (.83)          (.84)          (.83)         (.97)
 Realized gain on investments--net                        --             --             --          (.10)            --
                                                    --------       --------       --------       --------      --------
Total dividends and distributions                      (.70)          (.83)          (.84)          (.93)         (.97)
                                                    --------       --------       --------       --------      --------
Net asset value, end of year                        $  12.86       $  12.48       $  12.33       $  12.85      $  13.46
                                                    ========       ========       ========       ========      ========

Total Investment Return:*
Based on net asset value per share                     8.78%          8.18%          2.59%          2.30%        11.04%
                                                    ========       ========       ========       ========      ========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                      .65%           .65%           .65%           .65%          .65%
                                                    ========       ========       ========       ========      ========
Expenses++++                                           1.08%           .93%           .92%           .79%         1.02%
                                                    ========       ========       ========       ========      ========
Investment income--net                                 5.28%          6.60%          6.80%          5.78%         6.65%
                                                    ========       ========       ========       ========      ========

Supplemental Data:
Net assets, end of year (in thousands)              $ 63,268       $ 86,849       $100,372       $124,320      $ 45,250
                                                    ========       ========       ========       ========      ========
Portfolio turnover                                        --             --           247%           233%          195%
                                                    ========       ========       ========       ========      ========


*Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
**Based on average shares outstanding.
++Prior to October 6, 2000, Class I Shares were designated Investor
Class Shares.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


June 30, 2002
Mercury Total Return Bond Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
MERCURY TOTAL RETURN BOND FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         Class A+++++
                                                                                                                For the
                                                                                                                 Period
                                                                                                                June 2,
                                                                                For the Year                   1999++ to
                                                                               Ended June 30,                   June 30,
Increase (Decrease) in Net Asset Value:                              2002       2001++++++         2000           1999
Per Share Operating Performance:
Net asset value, beginning of period                               $  12.46       $  12.33       $  12.85      $   12.88
                                                                   --------       --------       --------      ---------
Investment income--net                                               .68***            .78            .80            .06
Realized and unrealized gain (loss)
on investments and from the
Portfolio--net                                                          .38            .15          (.51)          (.03)
                                                                   --------       --------       --------      ---------
Total from investment operations                                       1.06            .93            .29            .03
                                                                   --------       --------       --------      ---------
Less dividends from investment
income--net                                                           (.67)          (.80)          (.81)          (.06)
                                                                   --------       --------       --------      ---------
Net asset value, end of period                                     $  12.85       $  12.46       $  12.33      $   12.85
                                                                   ========       ========       ========      =========

Total Investment Return:**
Based on net asset value per share                                    8.60%          7.76%          2.37%        .23%+++
                                                                   ========       ========       ========      =========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                     .90%           .90%           .90%          .90%*
                                                                   ========       ========       ========      =========
Expenses++++                                                          1.32%          1.18%          1.17%         1.18%*
                                                                   ========       ========       ========      =========
Investment income--net                                                5.32%          6.31%          6.55%         6.26%*
                                                                   ========       ========       ========      =========

Supplemental Data:
Net assets, end of period (in thousands)                           $ 58,547       $ 66,908       $ 43,940       $    350
                                                                   ========       ========       ========      =========
Portfolio turnover                                                       --             --           247%           233%
                                                                   ========       ========       ========      =========


*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
***Based on average shares outstanding.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
++++++On October 6, 2000, the Fund converted from a fund of a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a fund of the Master Trust that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.
+++Aggregate total investment return.
+++++Prior to October 6, 2000, Class A Shares were designated
Distributor Class Shares.

See Notes to Financial Statements.

June 30, 2002
Mercury Total Return Bond Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
MERCURY TOTAL RETURN BOND FUND
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                      Class B
                                                                               For the          For the
                                                                                 Year            Period
                                                                                Ended        Oct. 6, 2000++
                                                                               June 30,       to June 30,
Increase (Decrease) in Net Asset Value:                                          2002             2001
Per Share Operating Performance:
Net asset value, beginning of period                                          $    12.42        $   12.38
                                                                              ----------        ---------
Investment income--net                                                            .61***              .55
Realized and unrealized gain on investments
from the Portfolio--net                                                              .42              .07
                                                                              ----------        ---------
Total from investment operations                                                    1.03              .62
                                                                              ----------        ---------
Less dividends from investment income--net                                         (.64)            (.58)
                                                                              ----------        ---------
Net asset value, end of period                                                $    12.81        $   12.42
                                                                              ==========        =========

Total Investment Return:**
Based on net asset value per share                                                 8.31%         5.08%+++
                                                                              ==========        =========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                                 1.16%           1.40%*
                                                                              ==========        =========
Expenses++++                                                                       1.57%           1.65%*
                                                                              ==========        =========
Investment income--net                                                             4.91%           5.63%*
                                                                              ==========        =========

Supplemental Data:
Net assets, end of period (in thousands)                                      $      388        $     146
                                                                              ==========        =========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
***Based on average shares outstanding.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
See Notes to Financial Statements.

June 30, 2002
Mercury Total Return Bond Fund

FINANCIAL HIGHLIGHTS (CONCLUDED)
MERCURY TOTAL RETURN BONDFUND
The following per share data and ratios have been derived from information provided in the financial statements.


                                                                                       Class C
                                                                               For the           For the
                                                                                 Year            Period
                                                                                Ended         Oct. 6, 2000++
                                                                               June 30,        to June 30,
Increase (Decrease) in Net Asset Value:                                          2002             2001
Per Share Operating Performance:
Net asset value, beginning of period                                          $    12.26        $   12.38
                                                                              ----------        ---------
Investment income--net                                                            .62***              .41
Realized and unrealized gain on investments
from the Portfolio--net                                                              .38              .09
                                                                              ----------        ---------
Total from investment operations                                                    1.00              .50
                                                                              ----------        ---------
Less dividends from investment income--net                                         (.64)            (.62)
                                                                              ----------        ---------
Net asset value, end of period                                                $    12.62        $   12.26
                                                                              ==========        =========

Total Investment Return:**
Based on net asset value per share                                                 8.29%         4.10%+++
                                                                              ==========        =========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                                                  .89%            .43%*
                                                                              ==========        =========
Expenses++++                                                                       1.30%            .43%*
                                                                              ==========        =========
Investment income--net                                                             4.93%           3.97%*
                                                                              ==========        =========

Supplemental Data:
Net assets, end of period (in thousands)                                      $        6        $      --
                                                                              ==========        =========


*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
***Based on average shares outstanding.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


June 30, 2002
Mercury Total Return Bond Fund


NOTES TO FINANCIAL STATEMENTS

MERCURY TOTAL RETURN BOND FUND

1. Significan Accounting Policies:
Mercury Total Return Bond Fund (the "Fund") is a fund of Mercury Funds II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which is organized as a Massachusetts business trust. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at June 30, 2002 was 79.5%. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.


June 30, 2002
Mercury Total Return Bond Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(g) Expenses--Common expenses incurred by the Trust are allocated among the funds based upon: (i) relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the funds, depending on the nature of the expenditure.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $711 have been reclassified between accumulated net realized capital losses and accumulated net investment loss, $18,946 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $1,827 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:
The Trust on behalf of the Fund has entered into an Administrative Services Agreement with Fund Asset Management L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Mercury Advisors has contractually agreed to pay all annual operating expenses of Class I, Class A, Class B and Class C Shares in excess of .65%, .90% 1.65%, and 1.65%, respectively, as applied to the daily net assets of each class through June 30, 2002. For the year ended June 30, 2002, Mercury Advisors earned fees of $350,749, all of which was waived. Also, Mercury Advisors reimbursed the Fund $243,585 for additional expenses.

The Trust on behalf of the Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirectly, wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                                          Account        Distribution
                                      Maintenance Fee        Fee

Class A                                      .25%            --
Class B                                      .25%           .75%
Class C                                      .25%           .75%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. The Fund did not accrue Class B distribution fees for a portion of the year ended June 30, 2002 and Class C distribution fees for the entire year ended June 30, 2002.


June 30, 2002
Mercury Total Return Bond Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


For the year ended June 30, 2002, FAMD earned underwriting discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                               FAMD           MLPF&S

Class A                                        $25              $367

For the year ended June 30, 2002, MLPF&S received contingent deferred sales charges of $572 relating to transactions in Class B Shares of the Fund, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co. Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

3. Investments:
Increases and decreases in the Fund's investment in the Portfolio for the year ended June 30, 2002 were $53,442,817 and $97,436,455, respectively.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions were $(36,217,055) and $7,647,697 for the years ended June 30, 2002 and June 30, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class I Shares for the Year
Ended June 30, 2002                            Shares      Dollar Amount

Shares sold                                   3,500,823    $  44,867,129
Shares issued to shareholders
in reinvestment of dividends                    239,687        3,059,724
                                           ------------    -------------
Total issued                                  3,740,510       47,926,853
Shares redeemed                             (5,783,159)     (74,043,138)
                                           ------------    -------------
Net decrease                                (2,042,649)   $ (26,116,285)
                                           ============    =============


June 30, 2002
Mercury Total Return Bond Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Class I Shares for the Year
Ended June 30, 2001++                          Shares     Dollar Amount

Shares sold                                   2,662,783     $ 33,340,206
Shares issued to shareholders in
reinvestment of dividends                       515,036        6,432,056
                                           ------------    -------------
Total issued                                  3,177,819       39,772,262
Shares redeemed                             (4,356,721)     (54,880,020)
                                           ------------    -------------
Net decrease                                (1,178,902)   $ (15,107,758)
                                           ============    =============

++Prior to October 6, 2000, Class I Shares were designated Investor
Class Shares.


Class A Shares for the Year
Ended June 30, 2002                            Shares      Dollar Amount

Shares sold                                   3,261,296     $ 41,582,186
Shares issued to shareholders in
reinvestment of dividends                       149,896        1,911,001
                                           ------------    -------------
Total issued                                  3,411,192       43,493,187
Shares redeemed                             (4,223,312)     (53,837,003)
                                           ------------    -------------
Net decrease                                  (812,120)   $ (10,343,816)
                                           ============    =============


Class A Shares for the Year
Ended June 30, 2001++                          Shares      Dollar Amount

Shares sold                                   6,653,859     $ 83,529,962
Shares issued to shareholders in
reinvestment of dividends                       283,785        3,543,768
                                           ------------    -------------
Total issued                                  6,937,644       87,073,730
Shares redeemed                             (5,132,161)     (64,465,949)
                                           ------------    -------------
Net increase                                  1,805,483    $  22,607,781
                                           ============    =============


++Prior to October 6, 2000, Class A Shares were designated
Distributor Class Shares.


Class B Shares for the Year
Ended June 30, 2002                            Shares      Dollar Amount

Shares sold                                      20,561     $    262,536
Shares issued to shareholders in reinvestment
of dividends                                         63              800
                                           ------------    -------------
Total issued                                     20,624          263,336
Shares redeemed                                 (2,079)         (26,638)
                                           ------------    -------------
Net increase                                     18,545    $     236,698
                                           ============    =============


Class B Shares for the Period
October 6, 2000++
to June 30, 2001                               Shares      Dollar Amount

Shares sold                                      11,730    $     147,587
Shares issued to shareholders
in reinvestment of dividends                          6               74
                                           ------------    -------------
Net increase                                     11,736    $     147,661
                                           ============    =============

++Commencement of operations.


Class C Shares for the Year
Ended June 30, 2002                            Shares      Dollar Amount

Shares sold                                         499    $       6,242
Shares issued to shareholders in reinvestment
of dividends                                          9              106
                                           ------------    -------------
Net increase                                        508    $       6,348
                                           ============    =============


June 30, 2002
Mercury Total Return Bond Fund


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Class C Shares for the Period October 6, 2000++
to June 30, 2001                               Shares      Dollar Amount

Shares sold                                           1    $          13
                                           ------------    -------------
Net increase                                          1    $          13
                                           ============    =============

++Commencement of operations.


5. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 was as follows:

                                              6/30/2002      6/30/2001

Distributions paid from:
   Ordinary income                           $  7,500,116   $  10,228,489
                                             ------------   -------------
Total taxable distributions                  $  7,500,116   $  10,228,489
                                             ============   =============


As of June 30, 2002, the components of accumulated losses on a tax basis were as follows:



Undistributed ordinary income--net                         $          --
Undistributed long-term capital gains--net                            --
                                                           -------------
Total undistributed earnings--net                                     --
Capital loss carryforward                                   (4,010,895)*
Unrealized gains--net                                        1,045,324**
                                                           -------------
Total accumulated losses--net                              $ (2,965,571)
                                                           =============


*On June 30, 2002, the Fund had a net capital loss carryforward of $4,010,895, of which $3,007,035 expires in 2008 and $1,003,860 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the deferral of post-October capital losses for tax purposes.


June 30, 2002
Mercury Total Return Bond Fund


REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Mercury Funds II and Shareholders of the Mercury Total Return Bond Fund:

We have audited the accompanying statement of assets and liabilities of the Mercury Total Return Bond Fund (one of the portfolios comprising the Mercury Funds II) as of June 30, 2002, the related statement of operations and the statements of changes in net assets and the financial highlights for each of the two years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period then ended, were audited by other auditors, whose report dated August 17, 2000 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mercury Total Return Bond Fund at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
MetroPark, New Jersey
August 20, 2002


June 30, 2002
Mercury Total Return Bond Fund


IMPORTANT TAX INFORMATION
(UNAUDITED)

Of the net investment income distributions paid monthly by Mercury Total Return Bond Fund during the fiscal year ended June 30, 2002, 10.60% is attributable to income from Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


June 30, 2002
Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS
TOTAL RETURN BOND MASTER PORTFOLIO
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

CORPORATE BONDS & NOTES--41.3%
Aerospace &         $   170,000    Martin Marietta Corp., 7.375% due 4/15/2013              $    187,063
Defense--               305,000    Northrop Grumman Corporation, 7.125% due
0.8%                               2/15/2011                                                     324,842
                                   Raytheon Company:
                        300,000      6.50% due 7/15/2005                                         314,644
                        210,000      6.75% due 3/15/2018                                         211,966
                        220,000    United Technology Corporation, 6.35% due
                                   3/01/2011                                                     231,285
                                                                                            ------------
                                                                                               1,269,800

Automotive--                       Chrysler Financial Company LLC:
7.7%                    274,000      2.019% due 2/03/2003                                        273,784
                        274,000      2.009% due 3/06/2003                                        273,690
                                   Daimler-Chrysler NA Holdings:
                      2,154,000      7.125% due 4/10/2003                                      2,214,107
                        260,000      6.40% due 5/15/2006                                         269,948
                         95,000    Ford Motor Company, 7.45% due 7/16/2031                        88,430
                                   Ford Motor Credit Company:
                      3,000,000      2.66% due 4/17/2003                                       2,989,146
                      1,000,000      6.875% due 2/01/2006                                      1,023,066
                         96,000      7.375% due 2/01/2011                                         97,238
                                   General Motors Acceptance Corp.:
                      3,000,000      2.224% due 7/21/2003 (a)                                  2,986,068
                      1,160,000      6.125% due 9/15/2006                                      1,176,420
                        421,000      8% due 11/01/2031                                           430,578
                                                                                            ------------
                                                                                              11,822,475

Automotive               65,000    Delphi Auto Systems Corporation, 6.55% due
Equipment--                        6/15/2006                                                      67,773
0.0%

Banking--               245,000    BB&T Corporation, 6.50% due 8/01/2011                         256,300
3.5%                    205,000    The Bank of New York, 5.20% due 7/01/2007                     209,005
                        700,000    Bank One Corp., 6.875% due 8/01/2006                          756,493
                        510,000    BankAmerica Corp., 5.875% due 2/15/2009                       514,213
                      1,000,000    FleetBoston Financial Corp., 7.25% due
                                   9/15/2005                                                   1,087,469
                        105,000    Hudson United Bancorp Inc., 8.20% due
                                   9/15/2006                                                     110,432
                        270,000    J.P. Morgan Chase & Company, 6.625% due
                                   3/15/2012                                                     277,672


June 30, 2002
Mercury Total Return Bond Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

CORPORATE BONDS & NOTES (continued)
Banking             $ 1,000,000    MBNA Corporation, 6.25% due 1/17/2007                    $  1,023,429
(concluded)             150,000    Regions Financial Corporation, 6.375% due
                                   5/15/2012                                                     154,395
                        175,000    Washington Mutual Inc., 7.50% due
                                   8/15/2006                                                     189,291
                        800,000    Wells Fargo Company, 5.125% due 2/15/2007                     809,407
                                                                                            ------------
                                                                                               5,388,106

Beverage                150,000    Coors Brewing Company, 6.375% due
Brewing &                          5/15/2012                                                     154,350
Distilling--
0.1%

Broadcasting/           300,000    Liberty Media Corporation, 7.875% due
Media--0.2%                        7/15/2009                                                     301,588

Cable &                 330,000    Clear Channel Communications, 7.875% due
Media--0.9%                        6/15/2005                                                     347,203
                        120,000    Comcast Cable Communications, 6.375% due
                                   1/30/2006                                                     116,222
                        470,000    News America Inc., 7.25% due 5/18/2018                        444,087
                        460,000    Viacom Inc., 7.875% due 7/30/2030                             499,521
                                                                                            ------------
                                                                                               1,407,033

Canadian                350,000    Canada Government Bond, 5.25% due
Provinces--                        11/05/2008                                                    361,199
0.8%                    250,000    Province of Ontario, 5.50% due 10/01/2008                     259,463
                         75,000    Province of Saskatchewan, 8% due 7/15/2004                     81,743
                        450,000    Quebec Province, 7.50% due 9/15/2029                          515,262
                                                                                            ------------
                                                                                               1,217,667

Cellular                           AT&T Wireless Services Inc.:
Telephones--             30,000      8.125% due 5/01/2012                                         24,463
0.1%                    138,000      8.75% due 3/01/2031                                         106,576
                                                                                            ------------
                                                                                                 131,039

Chemicals--             190,000    Chevron Phillips Chemical Company, 5.375%
0.4%                               due 6/15/2007 (b)                                             189,306
                        125,000    Eastman Chemical, 7% due 4/15/2012                            131,018
                        100,000    Methanex Corporation, 8.75% due 8/15/2012                     102,000
                        225,000    Praxair Inc., 6.375% due 4/01/2012                            233,309
                                                                                            ------------
                                                                                                 655,633


June 30, 2002
Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

CORPORATE BONDS & NOTES (continued)
Commercial          $   250,000    Cendant Corporation, 6.875% due 8/15/2006                $    251,437
Services &
Supplies--
0.2%

Communica-              700,000    GTE Corporation, 6.84% due 4/15/2018                          644,237
tions--0.4%

Diversified             300,000    Citigroup Inc., 6.625% due 6/15/2032                          290,037
Financials--            430,000    General Electric Capital Corporation, 6.75%
0.5%                               due 3/15/2032                                                 422,377
                                                                                            ------------
                                                                                                 712,414

Drug/Pharma-             59,000    Eli Lilly & Company, 7.125% due 6/01/2025                      64,175
ceuticals--
0.0%

Electric--              235,000    AmerenEnergy Generating, 7.95% due
0.8%                               6/01/2032                                                     245,214
                        510,000    Oncor Electric Delivery, 6.375% due
                                   5/01/2012 (b)                                                 524,001
                        150,000    PSEG Power, 6.95% due 6/01/2012 (b)                           150,786
                        250,000    Southern Power Company, 6.25% due
                                   7/15/2012 (b)                                                 250,701
                                                                                            ------------
                                                                                               1,170,702

Electric                252,000    Conectiv Inc., 5.30% due 6/01/2005                            253,854
Utilities--             225,000    Teco Energy Inc., 7% due 5/01/2012                            235,963
0.3%                                                                                        ------------
                                                                                                 489,817


Electrical--            150,000    Allete Inc., 7.80% due 2/15/2008                              161,039
0.3%                     75,000    Commonwealth Edison Company, 6.15% due
                                   3/15/2012 (b)                                                  77,175
                        185,000    Duke Energy Corporation, 6.25% due
                                   1/15/2012                                                     188,652
                                                                                            ------------
                                                                                                 426,866

Finance--               215,000    AT&T Capital Corporation, 6.60% due
1.9%                               5/15/2005                                                     204,897
                        110,000    Boeing Capital Corporation, 7.10% due
                                   9/27/2005                                                     119,023
                                   CIT Group Inc.:
                        100,000      7.25% due 8/15/2005                                          96,725
                        570,000      7.75% due 4/02/2012                                         561,123


June 30, 2002
Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

CORPORATE BONDS & NOTES (continued)
Finance                            Capital One Bank:
(concluded)         $   315,000      6.50% due 7/30/2004                                    $    318,182
                        220,000      6.875% due 2/01/2006                                        217,453
                                   Household Financial Corporation:
                        610,000      6.50% due 1/24/2006                                         623,655
                        190,000      6.375% due 10/15/2011                                       181,757
                        130,000    International Lease Finance Corporation,
                                   5.50% due 6/07/2004                                           134,003
                        450,000    Morgan Stanley, Dean Witter, Discover & Co.,
                                   7.25% due 4/01/2032                                           458,650
                                                                                            ------------
                                                                                               2,915,468

Financial--             450,000    Goldman Sachs Group, Inc., 6.875% due
Other--0.3%                        1/15/2011                                                     466,534

Financial             1,700,000    Countrywide Home Loan, 5.25% due
Services--                         6/15/2004                                                   1,747,525
2.1%                  1,400,000    Salomon Smith Barney Holdings, 6.50% due
                                   2/15/2008                                                   1,496,223
                                                                                            ------------
                                                                                               3,243,748

Food--0.2%              125,000    Dole Foods Company, 7.25% due
                                   5/01/2009 (b)                                                 127,810
                        230,000    SuperValu Inc., 7.50% due 5/15/2012                           240,233
                                                                                            ------------
                                                                                                 368,043

Food &                  210,000    Coca-Cola Enterprises, 6.125% due
Beverage--                         8/15/2011                                                     216,262
0.2%                    220,000    Pepsi Bottling Holdings Inc., 5.625% due
                                   2/17/2009 (b)                                                 223,542
                                                                                            ------------
                                                                                                 439,804

Foreign               1,500,000    Federal Republic of Brazil, 11.625% due
Government                         4/15/2004                                                   1,329,000
Obligations--           190,000    Republic of Finland, 5.875% due 2/27/2006                     202,308
1.5%                    740,000    United Mexican States, 9.875% due
                                   2/01/2010                                                     826,950
                                                                                            ------------
                                                                                               2,358,258

Forest                  310,000    Weyerhaeuser Company, 5.95% due
Products--                         11/01/2008                                                    313,270
0.2%


June 30, 2002
Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

CORPORATE BONDS & NOTES (continued)
Gaming &            $   510,000    Circus Circus Enterprises, Inc., 6.70% due
Lodging--                          11/15/2096                                               $    512,091
0.3%

Health Care--                      Tenet Healthcare Corporation:
0.6%                    645,000      5% due 7/01/2007                                            639,598
                        270,000      6.875% due 11/15/2031                                       265,787
                                                                                            ------------
                                                                                                 905,385

Hotels--0.2%            255,000    Starwood Hotels & Resorts, 7.375% due
                                   5/01/2007                                                     250,856

Industrial--                       Tele-Communications Inc.:
Other--0.6%             300,000      8.25% due 1/15/2003                                         304,416
                        635,000      9.80% due 2/01/2012                                         691,316
                                                                                            ------------
                                                                                                 995,732

Industrial--            265,000    Aramark Services Inc., 6.75% due 8/01/2004                    272,909
Services--              360,000    First Data Corporation, 6.75% due 7/15/2005                   388,307
0.4%                                                                                        ------------
                                                                                                 661,216

Industrials--            50,000    Abitibi Consolidated Inc., 8.55% due
0.9%                               8/01/2010                                                      52,190
                         50,000    Domtar Inc., 7.875% due 10/15/2011                             54,257
                         85,000    Norsk Hydro A/S, 6.36% due 1/15/2009                           87,905
                        530,000    Ocean Energy Inc., 7.25% due 10/01/2011                       556,097
                         90,000    Sappi Papier Holdings AG, 6.75% due
                                   6/15/2012 (b)                                                  91,133
                        540,000    Tyson Foods, Inc., 6.625% due 10/01/2004                      562,965
                                                                                            ------------
                                                                                               1,404,547

Insurance--             190,000    John Hancock Financial Services, 5.625% due
0.2%                               12/01/2008                                                    193,398
                         80,000    MetLife Inc., 5.25% due 12/01/2006                             81,827
                                                                                            ------------
                                                                                                 275,225

Medical--               250,000    HealthSouth Corporation, 7.625% due
0.2%                               6/01/2012 (b)                                                 247,655


June 30, 2002
Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

CORPORATE BONDS & NOTES (continued)
Metal--             $   230,000    Noranda Inc., 7.25% due 7/15/2012                        $    228,780
Other--0.2%

Metals &                           Alcoa Inc.:
Mining--0.2%            175,000      2.176% due 12/06/2004                                       175,111
                        140,000      6% due 1/15/2012                                            143,674
                                                                                            ------------
                                                                                                 318,785

Oil--0.8%                          Anadarko Finance Company:
                         90,000      6.75% due 5/01/2011                                          94,175
                        550,000      7.50% due 5/01/2031                                         586,655
                        260,000    Colonial Pipeline, 7.63% due 4/15/2032 (b)                    276,196
                        210,000    Murphy Oil Corporation, 6.375% due
                                   5/01/2012                                                     214,045
                                                                                            ------------
                                                                                               1,171,071

Oil & Gas--             133,000    Transocean Offshore, 6.625% due 4/15/2011                     136,949
0.1%

Oil--                              Conoco Inc.:
Integrated--            180,000      5.90% due 4/15/2004                                         187,467
0.3%                    200,000      6.35% due 4/15/2009                                         210,401
                                   Texaco Capital Inc.:
                         55,000      8.625% due 6/30/2010                                         65,602
                         55,000      8.625% due 11/15/2031                                        70,956
                                                                                            ------------
                                                                                                 534,426

Oil                     160,000    Apache Corporation, 6.25% due 4/15/2012                       165,178
Exploration &
Production--
0.1%

Paper--0.2%             295,000    Georgia-Pacific Corporation, 8.125% due
                                   5/15/2011                                                     282,344

Pipelines--             430,000    Kinder Morgan Energy, 6.75% due
Gas--0.3%                          3/15/2011                                                     442,465


June 30, 2002
Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

CORPORATE BONDS & NOTES (continued)
Pipelines--         $   230,000    Consolidated Natural Gas, 5.375% due
Oil & Gas--                        11/01/2006                                               $    230,817
0.1%

Real Estate             675,000    Avalonbay Communities, 6.58% due
Investment                         2/15/2004                                                     703,124
Trust--1.7%                        EOP Operating LP:
                        420,000      7.375% due 11/15/2003                                       439,416
                        250,000      6.75% due 2/15/2012                                         258,710
                         65,000    Health Care Properties Inc., 7.48% due
                                   4/05/2004                                                      69,181
                        280,000    Health Care Properties Investors Inc., 6.45%
                                   due 6/25/2012                                                 278,983
                        790,000    Prologis Trust, 7% due 10/01/2003                             817,840
                                                                                            ------------
                                                                                               2,567,254

Retail--0.7%                       Kroger Company:
                        185,000      6.20% due 6/15/2012                                         184,181
                        455,000      7.50% due 4/01/2031                                         473,671
                         55,000    Safeway Inc., 6.50% due 3/01/2011                              56,668
                        245,000    Sears Roebuck Acceptance Corporation, 7%
                                   due 6/01/2032                                                 234,696
                        100,000    Wal-Mart Stores, Inc., 6.875% due 8/10/2009                   109,848
                                                                                            ------------
                                                                                               1,059,064

Special                 245,000    Principal Life Global, 6.25% due 2/15/2012 (b)                251,061
Services--
0.2%

Supranational--         480,000    Corp Andina de Fomento, 6.875% due
0.3%                               3/15/2012 (b)                                                 492,392

Telephone--             250,000    Citizens Communications Company, 7.625%
0.2%                               due 8/15/2008                                                 228,446
                         85,000    France Telecom, 9% due 3/01/2031                               75,184
                                                                                            ------------
                                                                                                 303,630


June 30, 2002
Mercury Total Return Bond Fund

SCHEDULE OF INVESTMENTS
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

CORPORATE BONDS & NOTES (continued)
Telephone           $   170,000    Alltel Corporation, 7% due 7/01/2012                     $    169,623
Service--               375,000    British Telecom PLC, 8.375% due 12/15/2010                    408,074
0.5%                    125,000    Deutsche Telekom International Finance,
                                   7.75% due 6/15/2005 (f)                                       127,894
                                                                                            ------------
                                                                                                 705,591

Tobacco--               100,000    RJ Reynolds Tobacco Holdings, 6.50% due
0.1%                               6/01/2007                                                     102,386

Transporta-             250,000    Burlington Northern Santa Fe, 6.75% due
tion--0.6%                         7/15/2011                                                     262,389
                        155,000    Continental Airlines, 6.563% due 2/15/2012                    161,398
                                   Southwest Airlines Co.:
                        250,000      8% due 3/01/2005                                            273,963
                        200,000      7.875% due 9/01/2007                                        225,794
                                                                                            ------------
                                                                                                 923,544

U.S.                  3,700,000    Fannie Mae, 7% due 7/15/2005                                4,046,316
Government            2,200,000    Freddie Mac, 7% due 7/15/2005                               2,409,106
Agency--4.2%                                                                                ------------
                                                                                               6,455,422

Utilities--             165,000    360 Communications Co., 7.50% due
Communica-                         3/01/2006                                                     174,213
tion--0.9%              250,000    Ameritech Capital Funding, 6.45% due
                                   1/15/2018                                                     247,813
                      1,060,000    Sprint Capital Corporation, 5.70% due
                                   11/15/2003                                                    941,936
                                                                                            ------------
                                                                                               1,363,962

Utilities--             210,000    Commonwealth Edison Company, 6.95% due
Electric &                         7/15/2018                                                     213,431
Gas--1.1%               105,000    Consolidated Edison Inc., 7.15% due
                                   12/01/2009                                                    114,775
                        210,000    FirstEnergy Corp., 6.45% due 11/15/2011                       203,888
                        210,000    Mississippi Power, 6.05% due 5/01/2003                        215,228
                        175,000    Progress Energy Inc., 5.85% due 10/30/2008                    176,241
                                   South Carolina Electric & Gas:
                        490,000      7.50% due 6/15/2005                                         533,685
                        210,000      6.70% due 2/01/2011                                         221,458
                                                                                            ------------
                                                                                               1,678,706


June 30, 2002
Mercury Total Return Bond Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

CORPORATE BONDS & NOTES (concluded)
Yankee--            $    55,000    Alcan Inc., 7.25% due 3/15/2031                          $     59,419
Corporates--             85,000    BSCH Issuances Ltd., 7.625% due 9/14/2010                      93,196
1.7%                    250,000    Canadian National Railway Co., 6.90% due
                                   7/15/2028                                                     255,489
                        150,000    Korea Development Bank, 7.125% due
                                   4/22/2004                                                     159,112
                      1,680,000    Pemex Project Funding Master Trust, 9.125%
                                   due 10/13/2010                                              1,764,000
                        250,000    Potash Corporation of Saskatchewan, 7.75%
                                   due 5/31/2011                                                 278,372
                                                                                            ------------
                                                                                               2,609,588

                                   Total Corporate Bonds & Notes
                                   (Cost--$63,201,007)                                        63,556,359
                                                                                            ============

GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES++--49.9%
Collateralized                     Fannie Mae:
Mortgage              5,500,000      6.50% due 9/17/2021                                       5,812,435
Obligations--             2,083      G93-27 SB, 13.195% due 8/25/2023 (a)                          2,085
12.5%                              Freddie Mac:
                        709,345      5.57% due 7/15/2022                                         725,521
                      1,618,156      2160, 24.743% due 6/15/2029                               1,757,498
                      4,375,000      2295 PN 5.75% due 6/15/2021                               4,470,935
                                   Freddie Mac Participation Certificates--
                                   Gold Program:
                      2,000,000      6.50% due 12/31/2030                                      2,043,632
                      3,200,000      6% due 12/31/2030                                         3,197,363
                      1,200,000    Ginnie Mae 2001-7 TV, 6% due 2/20/2025                      1,225,875
                                                                                            ------------
                                                                                              19,235,344


June 30, 2002
Mercury Total Return Bond Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (concluded)
Government                         Ginnie Mae:
National            $ 3,973,126      6% due 12/31/2030 (e)                                  $  3,977,167
Mortgage              2,932,996      6.50% due 10/15/2031                                      3,003,241
Association--                                                                               ------------
4.5%                                                                                           6,980,408

Pass-Through                       Freddie Mac Gold Program, 30 Year:
Securities--             91,158      6.50% due 6/01/2030                                          93,156
4.4%                  6,518,653      6.50% due 5/01/2031                                       6,659,775
                                                                                            ------------
                                                                                               6,752,931

Stripped                 87,441    Fannie Mae, 6.50% due 8/25/2028 (c)                             2,010
Mortgage-
Backed Securi-
ties--0.0%

U.S.                               Fannie Mae:
Government            2,120,000      5.25% due 6/15/2006                                       2,206,348
Agency--                590,000      7.125% due 3/15/2007                                        658,657
28.5%                 1,280,000      6.375% due 6/15/2009                                      1,384,561
                        890,000      6% due 5/15/2011 (g)                                        932,742
                      1,470,000      7.125% due 1/15/2030                                      1,646,122
                      3,000,000      7.50% due 12/01/2030                                      3,149,990
                      3,600,000      6% due 12/31/2030 (e)                                     3,595,907
                      7,300,000      6% due 12/31/2030 (e)                                     7,455,716
                      7,200,000      7% due 12/31/2030 (e)                                     7,460,734
                      4,091,640      7% due 9/01/2031                                          4,242,131
                      7,023,780      6.50% due 12/01/2031                                      7,171,909
                      2,078,408      7.50% due 3/01/2032                                       2,182,343
                      1,670,000    Freddie Mac, 6.625% due 9/15/2009                           1,831,756
                                                                                            ------------
                                                                                              43,918,916

                                   Total Government Agency Mortgage-Backed
                                   Securities (Cost--$75,841,083)                             76,889,609


June 30, 2002
Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

NON-AGENCY MORTGAGE-BACKED SECURITIES++--15.7%
Asset-Backed        $ 1,077,000    CIT Equipment Collateral, Series 2002-VT1,
Securities--                       Class A2, 2.90% due 6/21/2004                            $  1,082,697
11.6%                   750,000    CS First Boston Mortgage Securities
                                   Corporation, 1995-WF1 D, 7.532% due
                                   12/21/2027                                                    815,219
                      1,197,834    EQCC Home Equity Loan Trust, Series 1999-1,
                                   Class A3F, 5.915% due 11/20/2024                            1,226,624
                      2,234,564    First Union NB-Bank of America Commercial
                                   Mortgage Trust, 2001-C1 A1, 5.711% due
                                   3/15/2033 (a)                                               2,223,391
                      2,416,952    GS Mortgage Securities Corporation II,
                                   1998-C1 A1, 6.06% due 10/18/2030 (a)                        2,499,217
                      1,400,000    Household Automotive Trust, Series 2002-1,
                                   Class A2, 2.75% due 5/17/2005                               1,404,047
                      1,350,000    Household Home Equity Loan Trust,
                                   Series 2002-2, Class A, 2.14% due 4/20/2032                 1,350,000
                      1,350,000    Ikon Receivables LLC, Series 2002-1,
                                   Class A2, 2.91% due 2/15/2005                               1,356,666
                        547,898    MBNA Master Credit Card Trust, Series 1999-F,
                                   Class B, 2.29% due 1/16/2007                                  548,391
                        844,461    Nomura Asset Securities Corporation,
                                   1995-MD3 A1B, 8.15% due 3/04/2020                             919,303
                      1,350,000    Option One Mortgage Loan Trust,
                                   Series 2002-4, Class A, 2.10% due 7/25/2032                 1,349,141
                        981,666    Resolution Trust Corporation, 1994-C1 E,
                                   8% due 6/25/2026                                              986,666
                      1,048,987    Structured Asset Securities Corporation,
                                   Series 2002-9, Class A2, 2.14% due
                                   10/25/2027                                                  1,048,987
                      1,100,000    Superior Wholesale Inventory Financing Trust,
                                   Series 2001-A7, 2.24% due 6/15/2006                         1,100,352
                                                                                            ------------
                                                                                              17,910,701


June 30, 2002
Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

NON-AGENCY MORTGAGE-BACKED SECURITIES (concluded)
Collateralized      $    67,677    Blackrock Capital Finance L.P., 1997-R2 AP,
Mortgage                           1.097% due 12/25/2035 (a)                                $     72,298
Obligations--           200,000    CMC Securities Corporation IV, 1994-G A4,
4.1%                               7% due 9/25/2024                                              204,912
                        107,253    Collateralized Mortgage Obligation Trust, 57 D,
                                   9.90% due 2/01/2019                                           108,103
                        169,843    GE Capital Mortgage Services, Inc.,
                                   1994-24 A4, 7% due 7/25/2024                                  175,039
                                   Housing Securities Inc.:
                        241,536      1994-1 AB2, 6.50% due 3/25/2009                             163,112
                        140,784      1994-2 B1, 6.50% due 7/25/2009                              110,141
                        216,476    Independent National Mortgage Corporation,
                                   1995-F A5, 8.25% due 5/25/2010                                220,357
                      1,250,000    LB-UBS Commercial Mortgage Trust,
                                   Series 2002-C1, Class A3, 6.226% due
                                   3/15/2026                                                   1,313,373
                        308,186    Ocwen Residential MBS Corporation,
                                   1998-R2 AP, 7.085% due 11/25/2034 (a)(b)                      301,396
                        708,809    Residential Funding Mortgage Securities Inc.,
                                   Series 2001-S23, Class 2A1, 5.50% due
                                   10/25/2031                                                    718,506
                        600,000    Washington Mutual, 2000-1 B1, 5.84% due
                                   1/25/2040 (a)(b)                                              596,344
                        900,000    Washington Mutual Inc., Series 2002-AR4,
                                   Class A7, 5.598% due 4/25/2032                                923,063
                      1,305,943    Wells Fargo Mortgage-Backed Securities Trust,
                                   Series 2002-A, Class A2, 5.90% due
                                   3/25/2032                                                   1,336,461
                                                                                            ------------
                                                                                               6,243,105

                                   Total Non-Agency Mortgage-Backed Securities
                                   (Cost--$23,881,860)                                        24,153,806
                                                                                            ============
PREFERRED STOCKS--0.2%

                          Shares
                           Held
                            500    Home Ownership Funding 2                                      325,070

                                   Total Preferred Stocks  (Cost--$500,000)                      325,070


June 30, 2002
Mercury Total Return Bond Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

U.S.TREASURY OBLIGATIONS--12.2%
                                   U.S. Treasury Bonds:
                    $   770,000      7.50% due 11/15/2016                                   $    926,652
                        430,000      8.125% due 8/15/2019                                        550,785
                      1,380,000      7.25% due 8/15/2022                                       1,643,804
                        430,000      6.25% due 8/15/2023                                         460,714
                        430,000      6.625% due 2/15/2027                                        482,808
                                                                                            ------------
                                                                                               4,064,763

                                   U.S. Treasury Notes:
                        868,000      7.50% due 2/15/2005                                         960,903
                      3,150,000      6.50% due 5/15/2005                                       3,419,498
                        760,000      5.75% due 11/15/2005                                        811,063
                        430,000      6.25% due 2/15/2007                                         470,522
                      2,870,000      4.375% due 5/15/2007                                      2,909,463
                      1,110,000      6.125% due 8/15/2007                                      1,209,837
                        750,000      4.75% due 11/15/2008                                        763,721
                        460,000      6.50% due 2/15/2010                                         514,225
                        660,000      5% due 2/15/2011                                            671,171
                      3,000,000      4.875% due 2/15/2012                                      3,011,250
                                                                                            ------------
                                                                                              14,741,653

                                   Total U.S. Treasury Obligations
                                   (Cost--$18,898,027)                                        18,806,416

SHORT-TERM INVESTMENTS--2.6%

Commercial            3,950,000    AOL Time Warner, Inc., 2.05% due 7/15/2002                  3,946,851
Paper*--2.6%

                                   Total Short-Term Investments
                                   (Cost--$3,946,851)                                          3,946,851


June 30, 2002
Mercury Total Return Bond Fund


SCHEDULE OF INVESTMENTS
                         Face                                                              In U.S. Dollars
Industries              Amount                        Investments                               Value

OPTIONS WRITTEN--0.0%
Call Options          3,500,000    FNMA 30-Year TBA Purchase, expiring
Written--0.0%                      August 2002 at USD 103.33                               $    (13,125)

                                   Total Options Written
                                   (Premiums Received--$14,082)                                 (13,125)

                                   Total Investments, Net of Options Written
                                   (Cost--$186,254,746)--121.9%                              187,664,986

                                   Time Deposit--0.1%**                                          215,638

                                   Unrealized Appreciation on Interest Rate
                                   Spreadlocks--0.0%*** (d)                                        8,648

                                   Liabilities in Excess of Other Assets--(22.0%)           (33,945,663)
                                                                                            ------------
                                   Net Assets--100.0%                                       $153,943,609
                                                                                            ============


(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents the interest-only portion of a mortgage-backed obligation.
(d)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $44,448, representing less than 0.1% of net assets.


Issue                   Acquisition Date         Cost           Value

European Spreadlock        6/05/2002          $   53,132   $      44,448
                                              ----------   -------------
Total                                         $   53,132   $      44,448
                                              ==========   =============

(e) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to selling securities for which all specific information is not available at this time.
(f) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
(g) All or a portion of security held as collateral in connection with open interest rate spreadlocks.
++Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
**Time deposit bears interest at 0.77% and matures on 7/01/2002.
***Interest rate spreadlocks sold as of June 30, 2002 were as follows:

Notional                                                 Expiration
Par Value          Issue                 Exchange           Date         Value
8,000,000   European Spreadlock     Over-the-Counter--   July 2002   $      44,448
                                          Other
Total Interest Rate Spreadlocks Sold
(Total Contract Price--$53,132)                                      $      44,448
                                                                     =============


See Notes to Financial Statements.


June 30, 2002
Mercury Total Return Bond Fund

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2002
TOTAL RETURN BOND MASTER PORTFOLIO
Assets:
Investments, at value (identified cost--$186,268,828)                                      $  187,678,111
Cash                                                                                                  196
Time deposit                                                                                      215,638
Unrealized appreciation on interest rate spreadlocks                                                8,648
 Receivables:
 Securities sold                                                          $   17,691,439
 Interest                                                                      1,889,657
 Contributions                                                                   499,300
 Paydowns                                                                        119,728       20,200,124
                                                                          --------------
Prepaid expenses and other assets                                                                 126,695
                                                                                           --------------
Total assets                                                                                  208,229,412
                                                                                           --------------

Liabilities:
Options written, at value (premiums received--$14,082)                                             13,125
Payables:
 Securities purchased                                                         44,775,084
 Withdrawals                                                                   9,386,565
 Investment adviser                                                               37,662       54,199,311
                                                                          --------------
Accrued expenses and other liabilities                                                             73,367
                                                                                           --------------
Total liabilities                                                                              54,285,803
                                                                                           --------------

Net Assets:
Net assets                                                                                 $  153,943,609
                                                                                           --------------

Net Assets Consist of:
Investors' capital                                                                         $  152,524,685
Unrealized appreciation on investments--net                                                     1,418,924
                                                                                           --------------
Net assets                                                                                 $  153,943,609
                                                                                           ==============


See Notes to Financial Statements.


June 30, 2002
Mercury Total Return Bond Fund


STATEMENT OF OPERATIONS
For the Year Ended June 30, 2002
TOTAL RETURN BOND MASTER PORTFOLIO
Investment Income:
Interest                                                                                   $    9,393,962
Dividends                                                                                          83,548
                                                                                           --------------
Total income                                                                                    9,477,510
                                                                                           --------------

Expenses:
Investment advisory fees                                                  $      473,041
Accounting services                                                              169,142
Professional fees                                                                 49,581
Custodian fees                                                                    17,055
Pricing fees                                                                      16,947
Trustees' fees and expenses                                                       10,647
Offering costs                                                                     1,727
Other                                                                             13,242
                                                                          --------------
Total expenses                                                                                    751,382
                                                                                           --------------
Investment income--net                                                                          8,726,128
                                                                                           --------------

Realized & Unrealized Gain on Investments--Net:
Realized gain on investments--net                                                               2,570,410
Change in unrealized appreciation/depreciation on investments--net                              2,102,703
                                                                                           --------------
Total realized and unrealized gain on investments--net                                          4,673,113
                                                                                           ==============
Net Increase in Net Assets Resulting from Operations                                       $   13,399,241
                                                                                           ==============

See Notes to Financial Statements.


June 30, 2002
Mercury Total Return Bond Fund


STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND MASTER PORTFOLIO
                                                                            For the         For the Period
                                                                           Year Ended     October 6, 2000++
Increase (Decrease) in Net Assets:                                       June 30, 2002     to June 30, 2001
Operations:
Investment income--net                                                    $    8,726,128   $    7,757,182
Realized gain on investments--net                                              2,570,410          895,917
Change in unrealized appreciation/depreciation on
investments--net                                                               2,102,703        1,080,545
                                                                          --------------   --------------
Net increase in net assets resulting from operations                          13,399,241        9,733,644
                                                                          --------------   --------------

Net Capital Transactions:
Proceeds from contributions                                                  119,146,818      253,897,559
Fair value of withdrawals                                                  (135,833,885)    (106,449,868)
                                                                          --------------   --------------
Net increase (decrease) in net assets derived from
capital transactions                                                        (16,687,067)      147,447,691
                                                                          --------------   --------------

Net Assets:
Total increase (decrease) in net assets                                      (3,287,826)      157,181,335
Beginning of period                                                          157,231,435           50,100
                                                                          --------------   --------------
End of period                                                             $  153,943,609   $  157,231,435
                                                                          ==============   ==============


++Commencement of operations.

See Notes to Financial Statements.


June 30, 2002
Mercury Total Return Bond Fund


FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND MASTER PORTFOLIO
The following ratios have been derived from information provided in the financial statements.

                                                                            For the       For the Period
                                                                           Year Ended   October 6, 2000++
                                                                         June 30, 2002   to June 30, 2001
Total Investment Return:
                                                                                   9.97%               --
                                                                          ==============   ==============
Ratios to Average Net Assets:
Expenses                                                                           .48%*            .42%*
                                                                          ==============   ==============
Investment income--net                                                            5.53%*           6.59%*
                                                                          ==============   ==============
Supplemental Data:
Net assets, end of period (in thousands)                                  $      153,944   $      157,231
                                                                          ==============   ==============
Portfolio turnover                                                               208.91%          276.08%
                                                                          ==============   ==============


*Annualized.
++Commencement of operations.


See Notes to Financial Statements.


June 30, 2002
Mercury Total Return Bond Fund


NOTES TO FINANCIAL STATEMENTS

Master Total Return bond master portfolio
1. Significant Accounting Policies:
Total Return Bond Master Portfolio (the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Master Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).


June 30, 2002
Mercury Total Return Bond Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

* Interest rate spreadlocks--The Portfolio is authorized to enter into interest rate spreadlocks, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specified security, basket of securities or index in exchange for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Agreements may be used to obtain exposure to the underlying investments without taking physical custody of the securities in circumstances where direct investment is restricted by law or is otherwise impractical.

(c) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .30% of the average daily value of the Portfolio's net assets.

For the year ended June 30, 2002, Merrill Lynch Security Pricing
Service, an affiliate of MLPF&S, earned $4,434 for providing security price quotations to compute the Fund's net asset value.


June 30, 2002
Mercury Total Return Bond Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

For the year ended June 30, 2002, the Fund reimbursed FAM $22,514 for certain accounting services.

Certain officers and/or trustees of the Master Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 were $353,231,219 and $327,754,852, respectively.

Net realized gains for the year ended June 30, 2002 and net unrealized gains as of June 30, 2002 were as follows:


                                               Realized       Unrealized
                                                Gains           Gains

Long-term investments                    $    2,531,776    $   1,409,283
Options written                                      --              957
Interest rate spreadlocks                            --            8,684
Financial futures contracts                      38,634               --
                                         --------------    -------------
Total investments                        $    2,570,410    $   1,418,924
                                         ==============    =============


As of June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $1,353,807, of which $2,425,270 related to appreciated securities and $1,071,463 related to depreciated securities. At June 30, 2002, the aggregate cost of investments, net of options written, for Federal income tax purposes was $186,311,179.

Transactions in call options written for the year ended June 30, 2002, were as follows:

                                            Nominal Value
                                              Covered by       Premiums
                                           Options Written     Received

Outstanding call options written,
beginning of year                                    --               --
Call options written                          3,500,000    $      14,082
                                          =============    =============
Outstanding call options written,
end of year                                   3,500,000    $      14,082
                                          =============    =============


4. Short-Term Borrowings:
The Master Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the year ended June 30, 2002.


June 30, 2002
Mercury Total Return Bond Fund


REPORT OF INDEPENDENT AUDITORS
TOTAL RETURN BOND MASTER PORTFOLIO

To the Board of Trustees of Fund Asset Management Master Trust and Investors of Total Return Bond Master Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Return Bond Master Portfolio as of June 30, 2002, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from October 6, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Bond Master Portfolio at June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
MetroPark, New Jersey
August 20, 2002



June 30, 2002
Mercury Total Return Bond Fund



OFFICERS AND TRUSTEES (UNAUDITED)

INTERESTED TRUSTEE
                                                                                                       Number of
                                                                                                     Portfolios in    Other
                  Position(s)    Length                                                               Fund Complex    Directorships
Name,             Held           Of Time                                                              Overseen by     Held by
Address & Age     With Fund      Served         Principal Occupation(s) During Past 5 Years             Trustee       Trustee
Terry K. Glenn*   President   2001 to present   Chairman, Americas Region since 2001, and Executive      117 Funds      None
P.O. Box 9011     and                           Vice President since 1983 of Fund Asset Management     169 Portfolios
Princeton,        Trustee                       L.P. ("FAM") and Merrill Lynch Investment Managers,
NJ 08543-9011                                   L.P.("MLIM"); President of Merrill Lynch Mutual Funds
Age: 61                                         since 1999; President of FAM Distributors, Inc. ("FAMD")
                                                since 1986 and Director thereof since 1991; Executive
                                                Vice President and Director of Princeton Services, Inc.
                                                ("Princeton Services") since 1993; President of Princeton
                                                Administrators, L.P. since 1988; Director of Financial
                                                Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.


INDEPENDENT TRUSTEES
                                                                                                       Number of
                                                                                                     Portfolios in    Other
                  Position(s)    Length                                                               Fund Complex    Directorships
Name,             Held           Of Time                                                              Overseen by     Held by
Address & Age     With Fund      Served         Principal Occupation(s) During Past 5 Years             Trustee       Trustee
James H.          Trustee     2002 to present   Director and Executive Vice President, The China      39 Funds       Berkshire
Bodurtha                                        Business Group, Inc. since 1996.                   59 Portfolios      Holding
P.O. Box 9011                                                                                                       Corporation
Princeton,
NJ 08543-9011
Age: 58

Joe Grills        Trustee     2000 to present   Member of Committee on Investment of Employee         42 Funds      Duke Manage-
P.O. Box 9011                                   Benefit Assets of the Association for Financial    62 Portfolios   ment Company;
Princeton,                                      Professionals since 1986.                                          Kimco Realty;
NJ 08543-9011                                                                                                        Montpelier
Age: 67                                                                                                              Foundation

Herbert I.        Trustee     2002 to present   John M. Olin Professor of Humanities, New York        39 Funds          None
London                                          University since 1993.                             59 Portfolios
P.O. Box 9011
Princeton,
NJ 08543-9011
Age: 62


June 30, 2002
Mercury Total Return Bond Fund


OFFICERS AND TRUSTEES (UNAUDITED)(CONTINUED)

INDEPENDENT TRUSTEES (CONCLUDED)
                                                                                                       Number of
                                                                                                     Portfolios in    Other
                  Position(s)    Length                                                               Fund Complex    Directorships
Name,             Held           Of Time                                                              Overseen by     Held by
Address & Age     With Fund      Served         Principal Occupation(s) During Past 5 Years             Trustee       Trustee
Andre F. Perold   Trustee     2002 to present   George Gund Professor of Finance and Banking,            39 Funds      None
P.O. Box 9011                                   Harvard School of Business since 2000; Finance Area   59 Portfolios
Princeton,                                      Chair since 1996.
NJ 08543-9011
Age: 49

Roberta           Trustee     2002 to present   Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds         None
Cooper Ramo                                     Sisk, P.A. since 1993.                             59 Portfolios
P.O. Box 9011
Princeton,
NJ 08543-9011
Age: 59

Robert S.         Trustee     2002 to present   Principal of STI Management since 1994.               42 Funds         None
Salomon, Jr.                                                                                       62 Portfolios
P.O. Box 9011
Princeton,
NJ 08543-9011
Age: 65

Melvin R.         Trustee     2002 to present   Director, Silbanc Properties, Ltd. (real estate,      42 Funds         None
Seiden                                          investment and consulting) since 1987; Chairman    62 Portfolios
P.O. Box 9011                                   and President of Seiden & de Cuevas, Inc. (private
Princeton,                                      investment firm) from 1964 to 1987.
NJ 08543-9011
Age: 71

Stephen B.        Trustee     2002 to present   Chairman, Fernwood Advisors since 1996.               42 Funds     International
Swensrud                                                                                           62 Portfolios       Mobile
P.O. Box 9011                                                                                                        Communica-
Princeton,                                                                                                          tions, Inc.
NJ 08543-9011
Age: 69


*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


June 30, 2002
Mercury Total Return Bond Fund

OFFICERS AND TRUSTEES (UNAUDITED)(CONCLUDED)

FUND OFFICERS
                  Position(s)    Length
Name,             Held           Of Time
Address & Age     With Fund      Served         Principal Occupation(s) During Past 5 Years
Donald C.         Vice        2000 to present   First Vice President of FAM and MLIM since 1997 and the Treasurer
Burke             President                     thereof since 1999; Senior Vice President and Treasurer of Princeton
P.O. Box 9011     and                           Services since 1999; Vice President of FAMD since 1999; Vice President
Princeton,        Treasurer                     of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
NJ 08543-9011
Age: 42

Patrick Maldari   Portfolio   2002 to present   Managing Director of Americas Fixed Income for Merrill Lynch Investment
P.O. Box 9011     Manager                       Managers since 2000; Director of Fixed Income Institutional Business from
Princeton,                                      1997 to 2000.
NJ 08543-9011
Age: 40

James J. Pagano   Portfolio   2001 to present   Senior Fixed Income Analyst since 1998; Risk Manager from 1997 to 1998.
P.O. Box 9011     Manager
Princeton,
NJ 08543-9011
Age: 39

Phillip S.        Secretary   2001 to present   First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001;
Gillespie                                       Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM
P.O. Box 9011                                   since 1998; Assistant General Counsel of Chancellor LGT Asset Management,
Princeton,                                      Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of
NJ 08543-9011                                   Investment Management and the Office of General Counsel at the U.S.
Age: 38                                         Securities and Exchange Commission from 1993 to 1997.

*Officers of the Fund serve at the pleasure of the Board of Trustees.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.


Effective June 28, 2002, Mercury HW Funds changed its name to
Mercury Funds II (the "Trust"). To contact the Trust, please call 1-
888-763-2260.